[ARTWORK]


                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                                A No-Load Fund



                              SEMI-ANNUAL REPORT
                                 JUNE 30, 1998









                                                  Managed by:
                                                  L. Roy Papp & Associates
                                                  P.O. Box 15508
                                                  Phoenix, AZ  85060-5508
                                                  (602)956-1115 Local
                                                  (800)421-4004
                                                  E-mail: invest@roypapp.com
                                                  Web: http://www.roypapp.com

                      PAPP AMERICA-PACIFIC RIM FUND, INC.


Dear Fellow Shareholder:

Our Fund had a good second quarter because we were up during the period along with other large-cap growth funds. Practically every other group small, medium, sector, foreign and commodity funds were down. From inception on March 14, 1997, through June 30, our Fund was up 35.7%. This may be contrasted with many funds investing in Asian stocks that went down by this amount or more.

About a month ago many economists and forecasters discovered that the Japanese economy was going into depression (of course this began nine years ago). The last nine years have taken most of the risk out of the Japanese market even though there is still some left. Fortunately, after this rumor was reported the market decided not to worry about it. This is the type of thing that causes people to sell stocks for foolish reasons rather than continue their long-term investment strategy. Indeed, some of our companies have told us they believe the downturn, including Japan, is over and recovery has begun.

Conditions today are far different than they were during World War II and the Cold War that followed. Comparing our economy with the economy of 1929 is nothing but an exercise in futility. We see a healthy economy with a lot of pluses that never existed before, one of the most important being that the media has educated the public that common stocks have been four times as productive as bonds over the last seventy years after adjusting for inflation. We also are the undisputed leaders in the world's technology. Our people are better educated and more entrepreneurial in their attitudes than Europe and much of the rest of the world. For better or for worse the world is infatuated with American culture. No matter where you go there are American Jeans, Pop Music, McDonald's, and Barbie dolls. This reflects our dominance in the global cultural marketplace.

All of the above have helped to cause higher stock prices than historical norms, but if you look through the windshield rather than through the rear view mirror this market does not seem unreasonable. We continue to believe that for the long-term the United States stock market is probably the least risky and most attractive place to be.

                                                     Best regards,



                                                     L. Roy Papp, Chairman
                                                     July 20, 1998

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1998
                                  (Unaudited)

                                                                       Number           Market
             Common Stocks                                           of Shares           Value
             -------------                                           ---------          ------
Industrial Services (21.2%)
  Air Express International
    (Air freight forwarding)                                           23,000         $  615,250
  Expeditors International of Washington, Inc.
    (International air freight forwarding)                             10,500            462,000
  G & K Services, Inc. Class A
    (Uniform rental service)                                           19,000            828,875
  Interpublic Group of Companies, Inc.
    (Worldwide advertising agencies)                                   20,000          1,213,750
                                                                                       ---------
                                                                                       3,119,875
                                                                                       ---------
Computers and Software (14.7%)
  American Power Conversion *
    (Leading producer of uninterruptible power supply products)        26,000            780,000
  Hewlett-Packard Company
    (Manufacturer of printers, computers, and medical
    electronic equipment)                                               9,500            568,813
  Intel Corporation
    (Manufacturer of microprocessors, microcontrollers,
    and memory chips)                                                  11,000            815,375
                                                                                       ---------
                                                                                       2,164,188
                                                                                       ---------
Telecommunications (11.9%)
  L. M. Ericsson Telephone AB
   (Manufacturer of telecom systems and cellular handsets)             33,000            944,625
  Hong Kong Telecommunications Ltd.
   (International telecommunications services)                         21,000            396,375
  Motorola, Inc.
   (Manufacturer of communication equipment)                            7,700            404,731
                                                                                       ---------
                                                                                       1,745,731
                                                                                       ---------
Financial Services (10.9%)
  American International Group
   (Major international insurance holding company)                      6,000            876,000
  State Street Corporation
   (Provider of U.S. and global securities custodial services)         10,500            729,750
                                                                                       ---------
                                                                                       1,605,750
                                                                                       ---------
Electrical Equipment (10.7%)
  General Electric Co.
   (Diversified industrial company)                                     9,600            873,600
                                                                                       ---------
  Molex, Inc.
   (Supplier of electrical, electronic, and fiber optic
   interconnection products and systems)                               30,000            701,250
                                                                                       ---------
                                                                                       1,574,850
                                                                                       ---------

*Non-income producing security.

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1998
                                  (Unaudited)

                                                                       Number           Market
             Common Stocks (continued)                               of Shares           Value
             -------------------------                               ---------          ------
Medical Devices (9.8%)
  Medtronic, Inc.
   (Manufacturer of implantable biomedical devices)                     14,400      $   918,000
  Stryker Corp.
   (Developer and manufacturer of surgical and medical devices)         13,500          518,062
                                                                                    -----------
                                                                                      1,436,062
                                                                                    -----------
Pharmaceutical (6.6%)
  Eli Lilly and Co.
   (Healthcare products)                                                 7,200          475,650
  Warner-Lambert Company
   (Pharmaceutical and consumer products)                                7,200          499,500
                                                                                    -----------
                                                                                        975,150
                                                                                    -----------
Restaurants (6.1%)
  McDonald's Corporation
   (Fast food restaurants and franchising)                              13,000          897,000
                                                                                    -----------
Consumer Products (5.5%)
  Colgate-Palmolive Company
   (Household and personal care products)                                2,200          193,600
  Mattel, Inc.
   (Toy manufacturer)                                                   14,500          613,531
                                                                                    -----------
                                                                                        807,131
                                                                                    -----------
Miscellaneous ( 1.7%)
  Callaway Golf Company
   (Manufacturer of golf clubs)                                         13,000          255,938
                                                                                    -----------

Total Common Stocks - 99.1%                                                          14,581,675
Cash and Other Assets, Less Liabilities -  0.9%                                         134,175
                                                                                    -----------

Net Assets - 100.0%                                                                 $14,715,850
                                                                                    ===========

Net Asset Value Per Share
(Based on 1,085,634 shares outstanding at June 30, 1998)                            $     13.56
                                                                                    ===========

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998



                                    ASSETS


Investment in securities at market value (identified
  cost $12,046,827 at June 30, 1998) (Note 1)                   $14,581,675
Cash                                                                 92,454
Dividends and interest receivable                                    19,368
Receivable for securities sold                                       37,211
                                                                -----------
          Total assets                                          $14,730,708
                                                                ===========


                                  LIABILITIES

Redemptions Payable                                                   6,000
Accrued Expenses                                                      8,858
                                                                -----------

          Total Liabilities                                     $    14,858
                                                                -----------

                                  NET ASSETS

Paid-in capital applicable to 1,085,634 outstanding
  shares at June 30, 1998                                       $12,181,002
Net unrealized gain on investments                                2,534,848
                                                                -----------
          Net assets                                            $14,715,850
                                                                ===========

Net Asset Value Per Share (net assets/shares
 outstanding)                                                   $     13.56
                                                                ===========

    The accompanying notes are an integral part of this financial statement.

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                            STATEMENT OF OPERATIONS
                           FOR THE SIX MONTHS ENDED
                                 JUNE 30, 1998
                                  (Unaudited)



INVESTMENT INCOME:
  Dividends                                              $   60,582
  Interest                                                    4,422
  Foreign taxes withheld                                     (1,106)
                                                         ----------
          Total investment income                            63,898
                                                         ----------

EXPENSES:
  Management fee (Note 3)                                    70,818
  Filing fees                                                24,556
  Accounting fees                                             4,000
  Legal fees                                                  2,508
  Custodial fees                                              2,220
  Directors' attendance fees                                    800
  Other fees                                                  2,012
                                                         ----------
          Total expenses                                    106,914

  Less fees waived by adviser (Note 3)                      (18,392)
                                                         ----------
          Net expenses                                       88,522
                                                         ----------
Net investment loss                                         (24,624)
                                                         ----------

REALIZED AND UNREALIZED GAIN/LOSS
  ON INVESTMENTS:
    Proceeds from sales of securities                     1,946,347
    Cost of securities sold                               2,458,299
                                                         ----------
    Net realized loss on investments sold                  (511,952)

    Net change in unrealized gain on investments          2,134,768
                                                         ----------

Net realized and unrealized gain on investments           1,622,817
                                                         ----------

Net increase in net assets resulting from operations     $1,598,193
                                                         ==========


    The accompanying notes are an integral part of this financial statement.

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                      STATEMENT OF CHANGES IN NET ASSETS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1998
                    AND THE PERIOD ENDED DECEMBER 31, 1997


                                                       Six months ended     Period ended
                                                         June 30, 1998    December 31, 1997
                                                         -------------    -----------------
FROM OPERATIONS:
  Net investment (loss) income                              $   (24,624)        $     3,406
  Net realized (loss)/gain on investments sold                 (511,952)              9,546
  Net change in unrealized gain on investments                2,134,768             400,080
                                                            -----------         -----------
      Increase in net assets resulting from
      Operations                                              1,598,193             413,032
                                                            -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                           --                 (3,406)
  Net realized gain on investments sold                           --                 (9,546)
                                                            -----------         -----------
      Total distributions to shareholders                         --                (12,952)
                                                            -----------         -----------
FROM SHAREHOLDER TRANSACTIONS:
  Proceeds from sale of shares                                3,641,195          15,900,856
  Net asset value of shares issued to shareholders
    in reinvestment of net investment income and
    net realized gain on investments sold                         --                 11,943
  Payments for redemption of shares                          (4,264,927)         (2,571,490)
                                                            -----------         -----------

      Decrease/Increase in net assets resulting
      from share transactions                                  (623,732)         13,341,309
                                                            -----------          ----------

  Total increase in net assets                                  974,461          13,741,389

  Net assets at beginning of the period                      13,741,389              --
                                                            -----------         -----------

  Net assets at end of period                               $14,715,850         $13,741,389
                                                            -----------         -----------

    The accompanying notes are an integral part of this financial statement.

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1998
                                  (Unaudited)




(1) SIGNIFICANT ACCOUNTING POLICIES:

Papp America-Pacific Rim Fund, Inc. (the Fund) was incorporated on December 18, 1996, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on March 14, 1997. The Fund invests with the objective of long-term capital growth in the common stocks of companies that have substantial international activities, particularly in the Pacific Rim nations.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

     (a)  Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading, by dividing the market value by the number of shares outstanding, and rounding the result to the nearest full cent.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (b)  Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, is to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2)  DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check.

On December 17, 1997, a dividend of approximately $.0022 a share, aggregating $3,406 was declared from net investment income earned during 1997. A distribution was also declared from net realized short-term capital gains of approximately $.0083 a share aggregating $9,546. The dividend and distribution were paid on December 31, 1997, to shareholders of record on December 19, 1997.

Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

(3)  TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. A management fee expense reimbursement of $18,392 and $21,456 was required in 1998 and 1997 respectively.

The Fund's independent directors receive $250 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)  PURCHASES AND SALES OF SECURITIES:

For the six months ended June 30, 1998 and the period ended December 31, 1997, investment transactions excluding short-term investments were as follows:

                                                     1998                  1997
                                                     ----                  ----
     Purchases at cost                        $ 1,208,268           $14,459,596
     Sales                                      1,946,347             1,172,305


(5)  CAPITAL SHARE TRANSACTIONS:

At June 30, 1998, there were 5,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

Six months ended June 30, 1998                   Proceeds                Shares
                                                 --------                ------
Shares issued                                 $ 3,641,195               276,057
Dividends and distributions reinvested              --                    --
Shares redeemed                                (4,264,927)             (326,140)
                                              -----------             ---------

  Net decrease                                $  (623,732)              (50,083)
                                              ===========             =========

Period ended December 31, 1997
Shares issued                                 $15,900,856             1,345,160
Dividends and distributions reinvested             11,943                   929
Shares redeemed                                (2,571,490)             (210,372)
                                              -----------             ---------
  Net increase                                $13,341,309             1,135,717
                                              ===========             =========

(6)  UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows:

                                            June 30, 1998     December 31, 1997
                                            -------------     -----------------
  Market value                                $14,581,675           $13,696,938
  Original cost                                12,046,827            13,296,858
                                              -----------           -----------

    Net unrealized appreciation               $ 2,534,848           $   400,080
                                              -----------           -----------

As of June 30, 1998, gross unrealized gains on investments in which market value exceeded cost totaled $3,039,504 and gross unrealized losses on investments in which cost exceeded market value totaled $504,656.

As of December 31, 1997, gross unrealized gains on investments in which market value exceeded cost totaled $1,290,093 and gross unrealized losses on investments in which cost exceeded market value totaled $890,013.

(7)  SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the period, divided by the weighted average of the daily net assets of the Fund.

                                        Six months ended            Period ended
                                           June 30, 1998    December 31, 1997(A)
                                        ----------------    --------------------
Net asset value, beginning of
  period                                  $     12.10            $     10.00
Income from investment operations:
  Net investment income                          --                     --
  Net realized and unrealized gain
    (loss) on investments                        1.46                   2.11


    Total from investment operations:            1.46                   2.11

Less Distributions:
  Dividend from investment income                --                     --
  Distribution of net realized gain              --                     (.01)

    Total Distributions                          --                     (.01)

Net asset value, end of period            $     13.56            $     12.10
                                          ===========            ===========
    Total return                                12.07%                 21.11%
                                          ===========            ===========

Ratios/Supplemental Data:
  Net assets, end of period               $14,715,850            $13,741,389
  Expenses to average net assets (B)             1.25%*                 1.25%*
  Net investment income to average
    net assets (C)                               0.89%*                 1.30%*
  Portfolio turnover rate                       17.04%                 14.30%*
  Average commission per share            $    0.0624            $    0.0535


      *  Annualized
     (A) From the date of commencement of operations (March 14, 1997).
     (B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.50% and 1.55%, for the six months ended June 30, 1998 and the period ended December 31, 1997.
     (C) Computed giving effect to investment adviser's expense limitation undertaking.

                      PAPP AMERICA-PACIFIC RIM FUND, INC.

                                   Directors
        James K. Ballinger                           Harry A. Papp
        Amy S. Clague                                L. Roy Papp
        Robert L. Mueller                            Rosellen C. Papp
        Carolyn P. O'Malley                          Bruce C. Williams

                                   Officers
        Chairman - L. Roy Papp                       President - Harry A. Papp

                                Vice Presidents
        Victoria S. Cavallero                        Julie A. Hein
        George D. Clark, Jr.                         Robert L. Mueller
        Jeffrey N. Edwards                           Rosellen C. Papp
        Robert L. Hawley                             Bruce C. Williams

                         Secretary - Robert L. Mueller
                          Treasurer - Rosellen C. Papp
                      Assistant Treasurer - Julie A. Hein

                              Investment Adviser
                           L. Roy Papp & Associates
                                P.O. Box 15508
                         Phoenix, Arizona  85060-5508
                           Telephone: (602) 956-1115
                            E-mail: invest@roypapp
                          Web: http://www.roypapp.com

                                   Custodian
                           Founders Bank of Arizona
                         7335 E. Doubletree Ranch Road
                          Scottsdale, Arizona  85258

                    Shareholder Services and Transfer Agent
                           L. Roy Papp & Associates
                                P.O. Box 15508
                         Phoenix, Arizona  85060-5508
                           Telephone: (602) 956-1115
                                (800) 421-4004

                        Independent Public Accountants
                              Arthur Andersen LLP
                       501 North 44th Street, Suite 300
                            Phoenix, Arizona  85008

                                 Legal Counsel
                              Bell, Boyd & Lloyd
                            70 West Madison Street
                           Chicago, Illinois  60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.